UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2011

Environmental Infrastructure Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124704	32-0294481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (866) 629-7646

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 25, 2011, the Xiom Corp subsidiary of Environmental Infrastructure Holdings Corp. filed a petition in the United States Bankruptcy Court - District of Delaware under Chapter 7 of the United States Bankruptcy Code requesting liquidation of the assets and liabilities of Xiom Corp. As of the filing, Xiom had estimated assets of $340,745 and liabilities of $4,044,878.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011	ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

	By:	/s/ Michael D. Parrish
	Name:	Michael D. Parrish
	Title:	Chairman and Chief Executive Officer